EXECUTION COPY
                                                                  --------------

                                                                   EXHIBIT 99.15


================================================================================



                        GSAA HOME EQUITY TRUST 2006-10

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-10

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                                      and

                           M&T MORTGAGE CORPORATION,
                                  as Servicer

                                  Dated as of

                                 June 29, 2006




================================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 29th day of June, 2006, among M&T Mortgage Corporation (the "Servicer"), GS Mortgage Securities Corp., as assignee (the "Assignee") and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

            WHEREAS, the Assignor and First National Bank of Nevada ("FNBN") have entered into the Amended and Restated Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2005 (the "Sale Agreement"), pursuant to which FNBN sold to the Assignor certain mortgage loans on a servicing-released basis listed on the mortgage loan schedule attached as an exhibit to the Trust Agreement (as defined below);

            WHEREAS, the Assignor and the Servicer have entered into the Flow Servicing Rights Purchase and Servicing Agreement, dated as of August 22, 2005 (the "Servicing Agreement"), pursuant to which the Servicer has agreed to service certain mortgage loans acquired by the Assignor from time to time;

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans acquired from FNBN (the "Mortgage Loans") on each of January 27, 2005 (the "First Purchase Date") and July 27, 2005 (the "Second Purchase Date"), which in the case of the Mortgage Loans acquired on the First Purchase Date, became subject to the provisions of the Servicing Agreement as of March 1, 2005 and in the case of the Mortgage Loans acquired on the Second Purchase Date, became subject to the provisions of the Servicing Agreement as of September 1, 2005, and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), as securities administrator and as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

            2. Accuracy of the Servicing Agreement. (a) The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as
Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement,
(ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided in this Agreement, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in
Article IX of the Servicing Agreement are true and correct as of the Reconstitution Date (as such term is defined in the Servicing Agreement).

            3. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

            (a) the definition of "Servicing Fee" set forth in Article I shall be deleted in its entirety and replaced with the following:

            "Servicing Fee: With respect to each Mortgage Loan, 0.25% per annum."

            (b) the third paragraph of Section 2.17 shall be deleted in its entirety and replaced with the following:

            "The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, (ii) the Servicer obtains an extension from the Internal Revenue Service and (iii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage."

            (c) Section 11.01(b) shall be deleted in its entirety and replaced with the following:

            "(b) any failure by the Servicer to deliver (A) (i) the annual statement of compliance required under Section 4.04 or (ii) the annual independent public accountants' servicing report or attestation required under
Section 4.05, on the date set forth in Section 4.04 or 4.05, as applicable and
(B) (i) the annual assessment of servicing compliance required under Section 4.08, or (ii) the certification required under Section 13.13(a)(vii) in the form of Exhibit 13, within 15 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner;"

            (d) a new section, Section 14, will be added immediately following subsection 13.13 which shall read as follows:

            "SECTION 14. Third Party Beneficiary.

            Wells Fargo Bank, National Association as master servicer, securities administrator and a custodian under the Master Servicing and Trust Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association, shall be considered a third party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

            (e) Exhibit 13 shall be deleted in its entirety and be replaced with a new "Exhibit 13" which shall be as set forth in Exhibit 4 attached to this Assignment Agreement.

            4. Recognition of Assignee. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Assignee and Servicer that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the

Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in Section 6 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.

            It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            7. Representations and Warranties of the Servicer. (A) The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the applicable transfer date in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

            (B) Notwithstanding anything to the contrary in the Servicing Agreement, the Servicer shall deliver to the Purchaser, the Master Servicer and the Depositor a report (in form and substance reasonably satisfactory to the Purchase, the Master Servicer and the Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, the Master Servicer and the Depositor and signed by an authorized officer of the Servicer, and shall address the "Applicable Servicing Criteria" set forth on Exhibit 3 attached hereto as applicable.

            8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with their respective terms.

            9.    Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            10. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (b)   in the case of the Servicer,

                  M&T Mortgage Corporation
                  One Fountain Plaza
                  Buffalo, NY  14203
                  Attention:  Meghan Halpin

                  With a copy to:

                  M&T Mortgage Corporation
                  One M&T Plaza
                  12th Floor
                  Buffalo, NY  14203
                  Attention:  General Counsel

or such other address as may hereafter be furnished by the Servicer;

            (b)   in the case of the Assignee,

                  GS Mortgage Securities Corp.
                  100 Second Avenue South
                  Suite 200 North
                  St. Petersburg, FL  33701
                  Attention:  Debbie Brown
                  Tel.:  (727) 825-3800
                  Fax:  (727) 825-3821

                  With a copy to:

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York  10004
                  Attention:  William Moliski
                  Tel.:   (212) 357-8721
                  Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee; and

            (c)   in the case of the Assignor,

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, New York 10004
                  Attention:  William Moliski
                  Tel.:  (212) 357-8721
                  Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

            11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or Trust Agreement, as applicable.

            13. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                        GOLDMAN SACHS MORTGAGE
                                          COMPANY

                                        By:  Goldman Sachs Real Estate Funding
                                             Corp., its General Partner


                                        By: /s/ Kevin Gasvoda
                                            -----------------------------------
                                            Name: Kevin Gasvoda
                                            Title: Vice President


                                        GS MORTGAGE SECURITIES CORP.


                                        By: /s/ Greg Finck
                                            -----------------------------------
                                            Name: Greg Finck
                                            Title: Vice President


                                        M&T MORTGAGE CORPORATION, as Servicer


                                        By: /s/ Kelly A. Attig
                                            -----------------------------------
                                            Name: Kelly A. Attig
                                            Title: Vice President




                                M&T Step 1 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]




                                      1-1

                                   EXHIBIT 2

                              Servicing Agreement
                              -------------------

                         [On File with the Depositor]


                                      2-1

                                   EXHIBIT 3

                           Form of Servicing Matrix

        Servicing Criteria to be Addressed in Assessment of Compliance
        --------------------------------------------------------------

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                            SERVICING CRITERIA                                   CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                    General Servicing Considerations
--------------------                                                                       ----------------------
                     Policies and procedures are instituted to monitor any performance               X
                     or other triggers and events of default in accordance with the
1122(d)(1)(i)        transaction agreements.
--------------------                                                                       ----------------------
                     If any material servicing activities are outsourced to third                    X
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)       activities.
--------------------                                                                       ----------------------
                     Any requirements in the transaction agreements to
                     maintain a back-up servicer for the mortgage loans are
1122(d)(1)(iii)      maintained.
--------------------                                                                       ----------------------
                     A fidelity bond and errors and omissions policy is in effect on the             X
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)       agreements.
--------------------                                                                       ----------------------
                                    Cash Collection and Administration
--------------------                                                                       ----------------------
                     Payments on mortgage loans are deposited into the appropriate                   X
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)        days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made via wire transfer on behalf of an obligor or to              X
1122(d)(2)(ii)       an investor are made only by authorized personnel.
--------------------                                                                       ----------------------
                     Advances of funds or guarantees regarding collections, cash flows               X
                     or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)      transaction agreements.
--------------------                                                                       ----------------------
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,                         X
                     with respect to commingling of cash) as set forth in
1122(d)(2)(iv)       the transaction agreements.
--------------------                                                                       ----------------------
                     Each custodial account is maintained at a federally insured                     X
                     depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)        13k-1(b)(1) of the Securities Exchange Act.
--------------------                                                                       ----------------------

                     Unissued checks are safeguarded so as to prevent unauthorized                   X
1122(d)(2)(vi)       access.
--------------------                                                                       ----------------------
                     Reconciliations are prepared on a monthly basis for all                         X
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)      specified in the transaction agreements.
--------------------                                                                       ----------------------


                                      2

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                            SERVICING CRITERIA                                   CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                  Investor Remittances and Reporting
--------------------                                                                       ----------------------
                     Reports to investors, including those to be filed with the                      X
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)        Servicer.
--------------------                                                                       ----------------------
                     Amounts due to investors are allocated and remitted in accordance               X
                     with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)       the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of                X
1122(d)(3)(iii)      days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)       custodial bank statements.                                                      X
--------------------                                                                       ----------------------
                                          Pool Asset Administration
--------------------                                                                       ----------------------
                     Collateral or security on mortgage loans is maintained as
                     required X by the transaction agreements or related
1122(d)(4)(i)        mortgage loan documents.
--------------------                                                                       ----------------------
                     Mortgage loan and related documents are safeguarded as required by              X
1122(d)(4)(ii)       the transaction agreements
--------------------                                                                       ----------------------
                     Any additions, removals or substitutions to the asset pool are                  X
                     made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)      requirements in the transaction agreements.
--------------------                                                                       ----------------------
                     Payments on mortgage loans, including any payoffs, made in                      X
                     accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage
1122(d)(4)(iv)       loan documents.
--------------------                                                                       ----------------------
                     The Servicer's records regarding the mortgage loans agree with the              X
                     Servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)        balance.
--------------------                                                                       ----------------------
                     Changes with respect to the terms or status of an obligor's                     X
                     mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with
1122(d)(4)(vi)       the transaction agreements and related pool asset documents.
--------------------                                                                       ----------------------
                     Loss mitigation or recovery actions (e.g., forbearance plans,                   X
                     modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)      established by the transaction agreements.
--------------------                                                                       ----------------------
                     Records documenting collection efforts are maintained during the                X
                     period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)     is deemed temporary (e.g., illness or unemployment).
--------------------                                                                       ----------------------
                     Adjustments to interest rates or rates of return for mortgage loans             X
                     with variable rates are computed based on the related mortgage loan
1122(d)(4)(ix)       documents.
--------------------                                                                       ----------------------


                                      3

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                            SERVICING CRITERIA                                   CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                     Regarding any funds held in trust for an obligor (such as escrow                X
                     accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)        number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Payments made on behalf of an obligor (such as tax or insurance                 X
                     payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)       other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Any late payment penalties in connection with any payment to be                 X
                     made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)      obligor's error or omission.
--------------------                                                                       ----------------------
                     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction X
1122(d)(4)(xiii)     agreements.
--------------------                                                                       ----------------------
                     Delinquencies, charge-offs and uncollectible accounts are                       X
                     recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)      agreements.
--------------------                                                                       ----------------------
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation
1122(d)(4)(xv)       AB, is maintained as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------




[Servicer]


Date:    _________________________


By:

Name:    ________________________________

Title:   ________________________________

                                   EXHIBIT 4
                     Exhibit 13 to the Servicing Agreement
                     -------------------------------------

                                  EXHIBIT 13

                         FORM OF ANNUAL CERTIFICATION

         Re:   The [    ] agreement dated as of [ l, 200[ ] (the "Agreement"),
               among [IDENTIFY PARTIES]

      I, ____________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that

      (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

      (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

      (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

      (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

      (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance


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described in such reports have been disclosed to the [Depositor] [Master
Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                        Date:  _________________________


                                        By:    _______________________________
                                        Name:
                                        Title:




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